SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
DWS Intermediate Tax/AMT Free Fund
The following changes are effective on or about August 2, 2018:
DWS Intermediate Tax/AMT Free Fund will be renamed DWS Intermediate Tax-Free Fund. All references in the Statements of Additional Information to the DWS Intermediate Tax/AMT Free Fund will be superseded with DWS Intermediate Tax-Free Fund.
The following information is added to the disclosure contained in Part I: APPENDIX I-I - “INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS” in the fund’s Statements of Additional Information:
High Yield Fixed Income Securities - Junk Bonds
Stand-by Commitments
Tax-Exempt Custodial Receipts
Please Retain This Supplement for Future Reference
July 13, 2018
SAISTKR-428